UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2009

Open Text Corporation

(Exact Name Of Registrant As Specified In Charter)

Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L0A1

(Address of principal executive offices, including zip code)

(519) 888-7111

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The undersigned Registrant previously reported the completed merger of Scenic Merger Corp., an indirect wholly owned subsidiary of the Registrant, with and into Vignette Corporation (“Vignette”) (the “Merger”) in accordance with the Agreement and Plan of Merger, dated as of May 5, 2009, among the Registrant, Merger Sub and Vignette, on its Current Report on Form 8-K filed on July 21, 2009 (the “Initial 8-K”). This Amendment Number 1 to Current Report on Form 8-K/A (this “Form 8-K/A”) amends the Initial 8-K to include the financial statements and pro forma financial information required to be filed in connection with the Merger pursuant to Item 9.01(a) and (b) of Form 8-K. The information previously reported under Item 2.01 in the Initial 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The following historical audited financial statements of Vignette Corporation included in Vignette’s Annual Report on Form 10-K filed on March 10, 2009 are filed as Exhibit 99.1 and are hereby incorporated herein by reference:

•	Report of Independent Registered Public Accounting Firm, issued by Grant Thornton LLP, dated March 10, 2009;

•	Consolidated Balance Sheets as of December 31, 2008 and December 31, 2007;

•	Consolidated Statements of Operations for the years ended December 31, 2008, December 31, 2007 and December 31, 2006;

•	Consolidated Statements of Cash Flows for the years ended December 31, 2008, December 31, 2007 and December 31, 2006;

•	Consolidated Statements of Changes in Shareholders’ Equity for the years ended December 31, 2008, December 31, 2007 and December 31, 2006; and

•	Notes to the Consolidated Financial Statements.

The following historical unaudited financial statements of Vignette included in Vignette’s Quarterly Report on Form 10-Q filed on May 8, 2009 are filed as Exhibit 99.2 and are hereby incorporated herein by reference:

•	Condensed Consolidated Balance Sheet at March 31, 2009 and December 31, 2008;

•	Condensed Consolidated Statements of Operations for the period ended March 31, 2009;

•	Condensed Consolidated Statements of Cash Flows for the period ended March 31, 2009; and

•	Notes to the Condensed Consolidated Financial Statements.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial statements, including the notes thereto, of Open Text included as part of Open Text’s Registration Statement on Form S-4/A (Registration No. 333-159514) filed with the SEC on June 17, 2009 are filed as Exhibit 99.3 and are hereby incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2009;

•	Unaudited Pro Forma Condensed Consolidated Statements of Income for the Nine-Month Period Ended March 31, 2009 and for the Year Ended June 30, 2008; and

•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d) The following exhibits are filed with this report:

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP, independent auditors for Vignette Corporation.

99.1	Audited financial statements of Vignette Corporation as of and for the two years ended December 31, 2008.

99.2	Unaudited financial statements of Vignette Corporation as of March 31, 2009 and for the three months ended March 31, 2009 and 2008.

99.3	Unaudited pro forma financial statements of Registrant as of March 31, 2009, for the nine months ended March 31, 2009, and for the year ended June 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION
(Registrant)

Date: August 14, 2009	/s/ Paul McFeeters
Paul McFeeters
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP, independent auditors for Vignette Corporation.

99.1	Audited financial statements of Vignette Corporation as of and for the two years ended December 31, 2008.

99.2	Unaudited financial statements of Vignette Corporation as of March 31, 2009 and for the three months ended March 31, 2009 and 2008.

99.3	Unaudited pro forma financial statements of Registrant as of March 31, 2009, for the nine months ended March 31, 2009, and for the year ended June 30, 2008.